Lease	12 Months Ended
Dec. 31, 2022
Lease
Lease

8.    Lease

The Group’s leasing activities primarily consist of operating leases for offices. The Group adopted ASC 842 effective January 1, 2018. ASC 842 requires lessees to recognize right-of-use assets and lease liabilities on the balance sheet. The Group has applied the available practical expedient to not recognize short-term leases with lease terms of one year or less on the balance sheet.

As of December 31, 2021 and 2022, the Group recorded right-of-use assets of approximately RMB126.5 million and RMB100.1 million and lease liabilities of approximately RMB122.7 million and RMB96.6 million, respectively, for operating leases as a leasee. Supplemental cash flow information related to operating leases was as follows (in thousands):

	For the Year Ended December 31,
	2021	2022
	RMB	RMB
Cash payments for operating leases	38,532	56,717
Right-of-use assets obtained in exchange for operating lease liabilities	157,946	24,818

Future lease payments under operating leases as of December 31, 2022 were as follows (in thousands):

RMB
2023	54,976
2024	43,184
2025	1,211
Total future lease payments	99,371
Less: imputed interest	(2,814)
Total lease liabilities	96,557

The weighted-average remaining lease term was 2.95 years and 2.01 years as of December 31, 2021 and 2022, respectively.

The weighted-average discount rate used to determine the operating lease liability as of December 31, 2021 and 2022 was 4.75% and 4.75%, respectively.

Operating lease expenses for the years ended December 31, 2020, 2021 and 2022 was RMB23.4 million, RMB38.7 million and RMB54.3 million, respectively, which excluded expenses of short-term contracts. Short-term lease expenses for the years ended December 31, 2020, 2021 and 2022 were RMB2.0 million, RMB0.5 million and RMB2.4 million, respectively.